SMITH BARNEY STRATEGIC INVESTORS FUND (the Fund)


 Supplement dated October 20, 1995 to Prospectus dated April
                           1, 1995



Effective October 23, 1995 purchases of Class A shares of the Fund by Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs may be made at net asset value without a sales charge.









FD01038 10/95